UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

WORLD FUNDS TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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World Funds Trust
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

July 10, 2024

Dear Shareholder:

The Special Meeting of the Shareholders of World Funds Trust (the “Trust”) is scheduled for August 15, 2024 and will be held at 11:00 a.m., Eastern Time at the offices of the Trust’s Administrator, Commonwealth Fund Services, Inc., (8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235).

The enclosed proxy materials are being sent to the shareholders that owned shares of any series of the Trust (each, a "Fund" and, collectively, the "Funds") as of the close of business on July 1, 2024, the record date for the Special Meeting (the "Record Date").

The Trust’s Board of Trustees is seeking your vote for the election of three members to the Board of Trustees. All nominees currently serve as Trustees of the Trust. Mr. Urban and Ms. Ivey have previously been elected by shareholders, Ms. Morrison has not previously been elected by shareholders. Mr. Pitt, a current Trustee of the Trust, will not seek re-election by Fund shareholders, and is expected to retire as a Trustee at the end of 2024. Mr. Pitt is expected to serve as an emeritus trustee of the Trust after his retirement for a period of time. Mr. Urban, Ms. Ivey and Ms. Morrison have been nominated and appointed by the Trust’s Board of Trustees to serve as Independent Trustees of the Trust if elected by shareholders. Ms. Morrison’s appointment as an Independent Trustee is effective July 1, 2024.

We urge you to complete, sign and return the enclosed proxy card promptly. A postage-paid envelope is enclosed for this purpose. Whether or not you plan to be present at the meeting, your vote is important and you are, therefore, strongly encouraged to return a proxy card for the Funds in which you are invested.

We look forward to receiving your proxy so that your shares may be voted at the Special Meeting.

Sincerely,

/s/ David A. Bogaert

David A. Bogaert

President

World Funds Trust

World Funds Trust
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be Held on August 15, 2024

Applied Finance Dividend Fund	Perkins Discovery Fund
Applied Finance Explorer Fund	Philotimo Focused Growth and Income Fund
Applied Finance Select Fund	Rule One Fund
Clifford Capital Focused Small Cap Value Fund	Union Street Partners Value Fund
Clifford Capital International Value Fund	Vest Bitcoin Strategy Managed Volatility Fund
Clifford Capital Partners Fund	Vest S&P 500 Dividend Aristocrats Target Income Fund
Curasset Capital Management Core Bond Fund	Vest US Large Cap 10% Buffer Strategies Fund
Curasset Capital Management Limited Term Income Fund	Vest US Large Cap 20% Buffer Strategies Fund
LDR Real Estate Value-Opportunity Fund	Vest US Large Cap 10% Buffer Strategies VI Fund
OTG Latin America Fund	Vest US Large Cap 20% Buffer Strategies VI Fund

Important Notice Regarding Availability of Proxy Materials for the
Special Shareholder Meeting to be held on August 15, 2024:

This Proxy Statement is available online at the following website: vote.proxyonline.com/worldfundstrust/docs/2024special.pdf

To Shareholders of World Funds Trust (the “Trust”):

Notice is hereby given that a special meeting of the shareholders of the Trust (the “Special Meeting”) will be held on August 15, 2024 at the offices of the Trust’s Administrator, Commonwealth Fund Services, Inc. (8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235), at 11:00 a.m., Eastern Time, for the following purposes, which are more fully described in the accompanying Proxy Statement:

1.	To elect three Trustees to the Board of Trustees of the Trust, as follows: David J. Urban, Mary Lou H. Ivey and Laura V. Morrison.

2.	To transact such other business as may properly come before the Special Meeting and any postponement or adjournment.

The Board of Trustees recommends that you vote FOR each Trustee to the Board of Trustees identified in this Proxy Statement. The Board of Trustees of the Trust has fixed the close of business on July 1, 2024 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any postponement or adjournment thereof. Copies of these proxy materials, including this notice of the Special Meeting, the Proxy Statement, and the proxy card, also are available to you at vote.proxyonline.com/worldfundstrust/docs/2024special.pdf. Information on how to obtain directions to attend the Special Meeting and vote in person can be obtained by calling 1-800-673-0550.

We urge you to mark, sign, date, and mail the enclosed proxy in the postage-paid envelope provided as soon as possible so that you will be represented at the Special Meeting. If you desire to vote in person at the Special Meeting, you may revoke your proxy at any time before it is exercised. Your vote is important no matter how many shares you own. In order to avoid the additional expense of further solicitation, we ask your cooperation in completing your proxy card promptly.

By order of the Board of Trustees of the Trust,

/s/ David A. Bogaert

David A. Bogaert, President, World Funds Trust

July 10, 2024

PROXY STATEMENT

World Funds Trust
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

INTRODUCTION

The enclosed proxy is solicited by the Board of Trustees (the “Board”) of World Funds Trust (the “Trust”) for use at the Special Meeting of Shareholders (the “Special Meeting”) to be held on August 15, 2024 at 11:00 a.m., Eastern Time, and any postponement or adjournment thereof, for action upon the matters set forth in the accompanying Notice of the Special Meeting of Shareholders (the “Notice”). Shareholders of record at the close of business on July 1, 2024 (the “Record Date”) are entitled to be present and to vote at the Special Meeting or any postponed or adjourned session thereof. The Notice, this Proxy Statement and the enclosed proxy card are first being mailed to shareholders on approximately July 12, 2024.

The Trustees recommend that you vote:

1.	For the election of three Trustees to the Board as follows: David J. Urban, Mary Lou H. Ivey and Laura V. Morrison.

2.	In the discretion of the persons named as proxies in connection with any other matters that may properly come before the Special Meeting or any postponement or adjournment thereof.

As of the Record Date, the Trust currently offers 22 separate series (each, a “Fund” and collectively, the “Funds”), the below Funds had shareholders and were operational as of July 1, 2024.

Applied Finance Dividend Fund	Perkins Discovery Fund
Applied Finance Explorer Fund	Philotimo Focused Growth and Income Fund
Applied Finance Select Fund	Rule One Fund
Clifford Capital Focused Small Cap Value Fund	Union Street Partners Value Fund
Clifford Capital International Value Fund	Vest Bitcoin Strategy Managed Volatility Fund
Clifford Capital Partners Fund	Vest S&P 500 Dividend Aristocrats Target Income Fund
Curasset Capital Management Core Bond Fund	Vest US Large Cap 10% Buffer Strategies Fund
Curasset Capital Management Limited Term Income Fund	Vest US Large Cap 20% Buffer Strategies Fund
LDR Real Estate Value-Opportunity Fund	Vest US Large Cap 10% Buffer Strategies VI Fund
OTG Latin America Fund	Vest US Large Cap 20% Buffer Strategies VI Fund

Shareholders of all Funds vote together as a single class on the election of Trustees. Each full share is entitled to one vote as to any matter on which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote. Shares represented by your duly executed proxy will be voted in accordance with your instructions. If no instructions are made on a submitted proxy, the proxy will be voted FOR the election of each Trustee.

PROPOSAL 1

ELECTION OF TRUSTEES

The Investment Company Act of 1940, as amended (the “1940 Act”) requires that shareholders elect a fund’s trustees under certain circumstances. As a general matter, a board of trustees may fill vacancies as long as, after the board fills the vacancy, at least two-thirds of the trustees have been elected by shareholders. Currently there are four Trustees, Mr. David J. Urban, Ms. Mary Lou H. Ivey, Mr. Theo J. Pitt, Jr and Ms. Laura V. Morrison. Each of these Trustees, except Ms. Morrison, have previously been elected by shareholders at a meeting held in November 2013. Ms. Morrison was appointed as Trustee by the Trustees who are not “interested persons” (“Independent Trustees”) of the Trust pursuant to a unanimous written consent dated June 14, 2024, effective on July 1, 2024. By electing the Nominees now, the Board will continue to be able to appoint a new Trustee in the future in compliance with applicable sections of the 1940 Act without the expense of conducting additional shareholder meetings to elect Trustees.

Pursuant to a unanimous written consent dated June 14, 2024, the current Trustees of the Trust nominated for election by shareholders the following three nominees to serve on the Board of Trustees of the Trust: David J. Urban, Mary Lou H. Ivey, and Laura V. Morrison. Mr. Theo J. Pitt, Jr. has previously been elected as an Independent Trustee by Trust shareholders and has indicated to the Board of Trustees his intention to retire from the Board at the end of 2024 and therefore is not standing for re-election at this time. Mr. Pitt is expected to serve as an emeritus trustee of the Trust after his retirement for a period of time.

Each nominee has agreed to be named in this Proxy Statement and to serve if elected. The Board has no reason to believe that any of the nominees will become unavailable for election as a Trust. However, if that should occur before the Special Meeting, your proxy will be voted for the individual(s) recommended by the Board to fill each resulting vacancy.

The following table presents certain information regarding the Trustees, including their principal occupations (which, unless specific dates are shown, are of more than five years duration) and other directorships held in reporting companies under the Securities Exchange Act of 1934 or registered investment companies under the 1940 Act. Mr. Pitt is not standing for re-election at the Special Meeting because he plans to retire from the Board at the end of 2024. Ms. Morrison has not previously been elected as Trustee by the Trust’s shareholders.

Each Trustee was nominated to serve on the Board of Trustees based on their particular experiences, qualifications, attributes and skills. Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

Each Trustee will serve until the election and qualification of his or her successor, if any, or until he or she sooner dies, resigns, retires or is removed, or as provided in the Trust’s governing documents.

Following is a list of the Nominees of the Trust and their principal occupations over the last five years. The mailing address of each Trustee and officer is 8730 Stony Point Parkway, Suite 205, Richmond Virginia, 23235, unless otherwise indicated.

INDEPENDENT TRUSTEE NOMINEES
NAME, YEAR OF BIRTH AND POSITION WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST FIVE YEARS
David J. Urban 1955 Trustee	Indefinite, Since June 2010	Dean Emeritus (since 2023) and Professor of Marketing (since 2013), Jones College of Business, Middle Tennessee State University.	22	Independent Trustee of ETF Opportunities Trust (registered investment company) for the 49 series of that Trust.
Mary Lou H. Ivey 1958 Trustee	Indefinite, Since June 2010	Senior Vice President for Finance, Episcopal Church Building Fund (national non-profit organization), since January 2022. Accountant, Harris, Hardy & Johnstone, P.C. (accounting firm), 2008-2021.	22	Independent Trustee of ETF Opportunities Trust (registered investment company) for the 49 series of that Trust.
Laura V. Morrison 1966 Trustee	Indefinite, Since July 2024	Owner, LVM Advisory LLC (consulting services to financial institutions) since 2024; Director and Member of Nominating and Governance Committee, Women in ETFs (not for profit) (2021 – present); Formerly, Chief Revenue Officer, Direxion (2022-2023); Senior Vice President, Global Head of Listings, Cboe Global Markets (2015-2022).	22	Independent Trustee of ETF Opportunities Trust (registered investment company) for the 49 series of that Trust.

TRUSTEES AND OFFICERS OF THE TRUST

Trustees and Officers

The Trust is governed by the Board, which is responsible for protecting the interests of shareholders. The Trustees are experienced businesspersons who meet throughout the year to oversee the Trust’s activities, review contractual arrangements with companies that provide services to the Funds and review performance.

Each Trustee was nominated to serve on the Board of Trustees based on their particular experiences, qualifications, attributes and skills. Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience; (ii) qualifications; (iii) attributes; and (iv) skills.

David J. Urban.  Mr. Urban has been a Professor of Education since 1989. His strategic planning, organizational and leadership skills help the Board set long-term goals.

Mary Lou H. Ivey.  Ms. Ivey has over 25 years of business experience as a practicing tax accountant and, as such, brings tax, budgeting and financial reporting skills to the Board.

Laura V. Morrison has over 30 years of experience in leadership roles at global stock exchanges and asset managers. She has extensive knowledge of ETFs as well as mutual funds, having set the strategy and managed the product development, sales distribution and marketing teams at a leading provider. Ms. Morrison also guided the growth of several listing exchanges in the U.S. and Europe including the New York Stock Exchange and Cboe Global Markets.

The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

Mr. Pitt is currently a Trustee but is not standing for re-election at this time.

Theo H. Pitt, Jr.  Mr. Pitt has experience as an investor, including his role as trustee of several other investment companies and business experience as Senior Partner of a financial consulting company, as a partner of a real estate partnership and as an Account Administrator for a money management firm.

The Chairman of the Board of Trustees is Ms. Ivey, who is not an “interested person” of the Trust, within the meaning of the 1940 Act. The Trust also has an independent Audit Committee that allows the Board to access the expertise necessary to oversee the Trust, identify risks, recognize shareholder concerns and needs and highlight opportunities. The Audit Committee is able to focus Board time and attention to matters of interest to shareholders and, through its private sessions with the Trust’s auditor, Chief Compliance Officer and legal counsel, stay fully informed regarding management decisions.

Mutual funds face a number of risks, including investment risk, compliance risk and valuation risk. The Board oversees management of the Fund’s risks directly and through its officers. While day-to-day risk management responsibilities rest with the each Fund’s Chief Compliance Officer, investment advisers and other service providers, the Board monitors and tracks risk by: (1) receiving and reviewing quarterly reports related to the performance and operations of the Funds; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Trust, including the Trust’s valuation policies and transaction procedures; (3) periodically meeting with the portfolio manager to review investment strategies, techniques and related risks; (4) meeting with representatives of key service providers, including the Fund’s investment advisers, administrator, distributor, transfer agent and the independent registered public accounting firm, to discuss the activities of the Funds; (5) engaging the services of the Chief Compliance Officer of the each Fund to monitor and test the compliance procedures of the Trust and its service providers; (6) receiving and reviewing reports from the Trust’s independent registered public accounting firm regarding the Fund’s financial condition and the Trust’s internal controls; and (7) receiving and reviewing an annual written report prepared by the Chief Compliance Officer reviewing the adequacy of the Trust’s compliance policies and procedures and the effectiveness of their implementation. The Board has concluded that its general oversight of the investment advisers and other service providers as implemented through the reporting and monitoring process outlined above allows the Board to effectively administer its risk oversight function.

 Following is a list of the non-nominee Trustee and officers of the Trust and their principal occupation over the last five years. The mailing address of each such non-nominee Trustee and officer is 8730 Stony Point Parkway, Suite 205, Richmond Virginia, 23235, unless otherwise indicated.

NON-NOMINEE INDEPENDENT TRUSTEE
NAME, YEAR OF BIRTH AND POSITION WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST 5 YEARS
Theo H. Pitt, Jr. 1936 Trustee	Indefinite; Since August 2013	Senior Partner, Community Financial Institutions Consulting (bank consulting) since 1997.	22	Independent Trustee of Chesapeake Investment Trust for the one series of that trust; Chairman of Hillman Capital Management Investment Trust; Starboard Investment Trust for the ten series of that trust; and ETF Opportunities Trust for the forty-nine series of that Trust (all registered investment companies).

OFFICERS OF THE TRUST
NAME, YEAR OF BIRTH AND POSITION(S) WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
David A. Bogaert 1963 President	Indefinite, Since August 2017	Managing Director of Business Development, Commonwealth Fund Services, Inc., October 2013 to present.
Karen M. Shupe 1964 Treasurer and Principal Executive Officer	Indefinite, Since June 2008	Managing Director of Fund Operations, Commonwealth Fund Services, Inc., 2003 to present.
Ann T. MacDonald 1954 Assistant Treasurer and Principal Financial Officer	Indefinite, Since November 2015	Managing Director, Fund Administration and Fund Accounting, Commonwealth Fund Services, Inc., 2003 to present.
John H. Lively 1969 Secretary	Indefinite, Since November 2013	Attorney, Practus, LLP (law firm), May 2018 to present; Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), March 2010 to May 2018.
J. Stephen King 1962 Assistant Secretary	Indefinite, Since November 2022	Attorney, Practus LLP (law firm), 2020 to present; Senior Vice President and Associate General Counsel, The TCW Group, Inc. (investment management firm), 2017 to 2019.
Gino E. Malaspina 1968 Assistant Secretary	Indefinite, Since November 2022	Attorney, Practus LLP (law firm), since August 2022; Vice President and Senior Counsel, State Street Corporation, October 2019 to July 2022; Senior Counsel, Apex Fund Services (formerly, Atlantic Fund Services), June 2014 to October 2019.
Holly B. Giangiulio 1962 Assistant Secretary	Indefinite, Since November 2015	Managing Director, Corporate Operations, Commonwealth Fund Services, Inc., January 2015 to present.
Laura B. Wright 1972 Assistant Secretary	Indefinite, Since May 2022	Manager, Fund Administration, Commonwealth Fund Services, Inc., August 2023 to present; Fund Administrator, Commonwealth Fund Services, Inc., 2016 to 2023.
Julian G. Winters 1968 Chief Compliance Officer	Indefinite, Since August 2013	Managing Member of Watermark Solutions, LLC (investment management compliance and consulting) since March 2007.

Board Committees

The Board of Trustees has established an Audit Committee, Nominating and Corporate Governance Committee and Qualified Legal Compliance Committee.

The Audit Committee of the Board is comprised of Mr. Urban, Ms. Ivey, Mr. Pitt, and Ms. Morrison. The functions of the Audit Committee are to meet with the Trust’s independent auditors to review the scope and findings of the annual audit, discuss the Trust’s accounting policies, discuss any recommendations of the independent auditors with respect to the Trust’s management practices, review the impact of changes in accounting standards on the Trust’s financial statements, recommend to the Board the selection of the independent registered public accounting firm, and perform such other duties as may be assigned to the Audit Committee by the Board. The Audit Committee Charter is described in Exhibit A to this Proxy Statement.

The Nominating and Corporate Governance Committee is comprised of Mr. Urban, Ms. Ivey, Mr. Pitt, and Ms. Morrison. The Nominating and Corporate Governance Committee’s purposes, duties and powers are set forth in its written charter, which is described in Exhibit B to this Proxy Statement – the charter also describes the process by which shareholders of the Trust may make Trustee nominations. As stated in the charter, the Committee considers any specific financial, technical, or other expertise possessed by a Trustee candidate and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications. This policy is implemented through the Committee’s interview process with respect to consideration of each new Trustee nominee. The Committee assesses the effectiveness of the policy through periodic review of the charter. All Trustee nominees, including those recommended by Fund shareholders, are evaluated on the same basis. The Committee believes that, collectively, the current Board Members and nominees have balanced and diverse experiences, qualifications, attributes and skills which allows the Board to operate effectively in governing the Fund and protecting interests of shareholders.  With respect to the nomination of Ms. Morrison as an Independent Trustee, such nominee was recommended through the Committee’s own internal process engaged to identify new Independent Trustee nominees.

The Qualified Legal Compliance Committee is comprised of Mr. Urban, Ms. Ivey, Mr. Pitt, and Ms. Morrison. The Qualified Legal Compliance Committee receives, investigates, and makes recommendations as to the appropriate remedial action in connection with any report of evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, Trustees, or agents.

The Board of Trustees held the following Board and Board committee meetings during the twelve-month period ended May 31, 2024:

Board/Committee	Period Ending May 31, 2024
Board of Trustees	6
Audit Committee	7
Nominating and Governance Committee	2
Qualified Legal Compliance Committee	0

For the period ended May 31, 2024, each then-serving Trustee attended all of the meetings of the Board and of each Board committee.

Trust Compensation

Each Trustee who is not an "interested person" of the Trust may receive compensation for their services to the Trust. All Trustees are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings. Prior to January 1, 2024, each Trustee received an annual retainer of $80,000, paid quarterly.  Effective January 1, 2024, each Trustee receives a retainer fee at the annualized rate of $81,000, paid quarterly.  The Independent Chairperson receives an additional annual fee of $5,000, paid quarterly. Additionally, each Trustee receives a fee of $2,500 per special meeting attended. During the period ended May 31, 2024, Ms. Morrison did not receive compensation from the Trust because she did not serve as a Trustee for this period. Compensation received from the Trust for the twelve-month period ended May 31, 2024 is as follows:

Name of Person / Position	Aggregate Compensation from Funds	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Funds and Fund Complex Paid to Trustees (*)(1)
David J. Urban, Trustee	$80,500	$0	$0	$80,500
Mary Lou H. Ivey, Trustee	$88,000	$0	$0	$88,000
Theo H. Pitt, Jr., Trustee	$80,500	$0	$0	$80,500
Laura V. Morrison, Trustee(2)	$0	$0	$0	$0
*	Company does not pay deferred compensation.

(1)   A “Fund Complex” consists of all of the Funds in the Trust managed by a particular investment adviser.

(2)  Ms. Morrison was appointed as a Trustee on June 14, 2024 (effective July 1, 2024), subject to election by Trust shareholders.

Share Ownership

The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by each Trustee, and the aggregate value of all investments in equity securities of the Funds of the Trust, as of May 31, 2024, and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Independent Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by the Trustees in Family of Investment Companies
David J. Urban	A	A
Mary Lou H. Ivey	A	A
Theo H. Pitt, Jr.	A	A
Laura V. Morrison *	A	A

*Ms. Morrison was appointed as a Trustee on June 14, 2024 (effective July 1, 2024), subject to election by Trust shareholders.

As of May 31, 2024, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of each class of shares of each Fund.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE “FOR” EACH NOMINEE NAMED IN THIS PROPOSAL.

FURTHER INFORMATION ABOUT VOTING AND THE SPECIAL MEETING

Quorum and Required Vote. One-third (1/3rd) of the outstanding shares of the Trust entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Special Meeting. Approval of the election of any Nominee shall be by a plurality of the votes cast at the Special Meeting (all Funds of the Trust voting together as a single class) at which a quorum is present.

For the purposes of determining the presence of a quorum and counting votes on the Proposal, shares of the Funds represented by abstentions will be counted as present, but not as votes cast for or against a proposal at the Special Meeting. Therefore, abstentions may have the same effect as a vote “against” the Proposal. It is the Trust’s understanding that because broker-dealers (in the absence of specific authorization from their customers) will have discretionary authority to vote any Fund shares held beneficially by their customers on the single matter expected to be presented at the Special Meeting, there are unlikely to be any “broker non-votes” at the Special Meeting.  Broker non-votes would otherwise have the same effect as abstentions (that is, broker non-votes would be treated as if they were votes against the Proposal).

Other Business.  The Trustees know of no other business to be brought before the Special Meeting. However, if any other matters properly come before the Special Meeting, they intend that proxies that do not contain specific restrictions to the contrary be voted on such matters in accordance with the judgment of the persons named in the proxy card. The Trust does not have annual meetings and, as such, does not have a policy relating to the attendance by the Trustees at shareholder meetings.

Revocation of Proxies.  If you appoint a proxy by signing and returning your proxy card, you can revoke that appointment at any time before it is exercised.  A validly executed proxy which does not state that it is irrevocable shall continue in full force and effect unless (i) revoked by the person executing it before the vote pursuant to that proxy by a writing delivered to the Trust stating that the proxy is revoked or by a subsequent proxy executed by or attendance at the Special Meeting and voting in person by the person executing that proxy; or (ii) written notice of the death or incapacity of the maker of that proxy is received by the Trust before the vote pursuant to that proxy is counted. The Trust’s address is: World Funds Trust, c/o Commonwealth Fund Services, Inc., Attn: President, World Funds Trust, 8730 Stony Point Parkway, Suite 205, Richmond, VA  23235.

Shareholder Proposals. The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Any shareholder who wishes to submit proposals to be considered at a special shareholder meeting of the Trust should send such proposals to World Funds Trust, Attn: President, c/o Commonwealth Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235. Any shareholder proposals to be included in the proxy statement for the Trust’s next meeting of shareholders must be received by the Trust within a reasonable period of time before the proxy solicitation for such meeting is made.

 Adjournment.  The Special Meeting, whether or not a quorum is present, may be adjourned from time to time by the vote of the majority of the shares represented at that Meeting, either in person or by proxy. When any shareholders’ meeting is adjourned to another time or place, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed or unless the adjournment is for more than one hundred eighty (180) days from the date set for the original Special Meeting, in which case the Board of Trustees shall set a new record date. Notice of any such adjourned meeting shall be given to each shareholder of record entitled to vote at the adjourned Special Meeting. At any adjourned meeting, the Trust may transact any business which might have been transacted at the original meeting.

Annual and Semi-Annual Reports.  The most recent annual and semi-annual reports to shareholders of the Funds (when available) will be provided to shareholders at no cost. To request a report, please call us toll-free at 1.800-673-0550 or write to us at 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235.

Shareholder Communications. Fund shareholders may send communications to the Board of Trustees as follows: World Funds Trust, Attn: President, c/o Commonwealth Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.

Proxy Solicitation Costs.  The costs of solicitation of proxies and expenses incurred in connection with the preparation of proxy materials are being borne by the Trust. In addition to soliciting proxies by mail, the Trustees and employees of the Trust may solicit proxies in person or by telephone. The costs associated with the solicitation of proxies and expenses incurred in connection with the preparation of proxy materials are expected to be approximately $179,709. By voting immediately, you can help avoid the additional expense and burden of a second proxy solicitation.

Only one copy of this Proxy Statement may be mailed to a shareholder holding shares in multiple accounts with the Funds. Unless the Trust has received contrary instructions, only one copy of this Proxy Statement will be mailed to a given address where two or more shareholders share that address. Additional copies of the Proxy Statement will be delivered promptly upon request. Requests may be sent to Commonwealth Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 or made by telephone by calling 1-800-673-0550.

The number of votes eligible to be cast at the Special Meeting with respect to each Fund as of the Record Date and other share ownership information are set forth in Exhibit C to this Proxy Statement.

INVESTMENT ADVISERS AND FUND INFORMATION

The Administrator and Transfer Agent for all Funds is Commonwealth Fund Services, Inc, 8730 Stony Point Pkwy, Suite 205, Richmond, Virginia 23235.

The Distributor for all Funds is Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101.

Each Fund’s investment adviser/sub-adviser and custodian are as follows:

Fund	Investment Adviser/Sub-Adviser	Custodian
Applied Finance Dividend Fund	Applied Finance Advisors LLC 17806 IH 10, Suite 300 San Antonio, TX 78257	Fifth Third Bank[1]
Applied Finance Explorer Fund
Applied Finance Select Fund
Clifford Capital Focused Small Cap Value Fund	Clifford Capital Partners, LLC 395 S. Main St, #203 Alpine, UT 84020
Clifford Capital International Value Fund
Clifford Capital Partners Fund
Curasset Capital Management Core Bond Fund	Curasset Capital Management, LLC 50 Park Place, Suite 1004 Newark, NJ 07102
Curasset Capital Management Limited Term Income Fund
LDR Real Estate Value-Opportunity Fund	LDR Capital Management, LLC 300 Park Ave, Ste 501 New York, NY 10022	UMB Bank, N.A.[2]
OTG Latin America Fund	OTG Asset Management, Ltd. Montenegro #1439 Torrre Infrabol Piso 6 La Paz, Bolivia
Perkins Discovery Fund	Perkins Capital Management, Inc. 730 East Lake St Wayzata, MN 55391-1769
Philotimo Focused Growth and Income Fund	Kanen Wealth Management, LLC 6810 Lyons Technology Circle, Suite 160, Coconut Creek, FL 33073	Fifth Third Bank[1]
Rule One Fund	Rule One Partners, LLC 891 Bear Creek Road Moreland, GA 30259
Union Street Partners Value Fund	Adviser: Union Street Partners, LLC 1421 Prince St, Suite 200 Alexandria, VA 22314 Sub-Adviser: McGinn Penninger Investment Management, Inc. 277 South Washington Street, Suite 340 Alexandria, VA 22314	UMB Bank, N.A.[2]
Vest Bitcoin Strategy Managed Volatility Fund	Vest Financial LLC 8350 Broad St, Suite 240 McLean, VA 22102	Fifth Third Bank[1]
Vest S&P 500 Dividend Aristocrats Target Income Fund
Vest US Large Cap 10% Buffer Strategies Fund
Vest US Large Cap 20% Buffer Strategies Fund
Vest US Large Cap 10% Buffer Strategies VI Fund
Vest US Large Cap 20% Buffer Strategies VI Fund

1 Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, OH 45263

2 UMB Bank, N.A., 928 Grand Blvd, 5th Floor, Kansas City, MO 64106

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE SPECIAL MEETING. A SELF-ADDRESSED, POSTAGE PREPAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

INFORMATION ON THE TRUST’S INDEPENDENT ACCOUNTANTS

Selection of Independent Accountants. The Trust’s Audit Committee, which is comprised of the Independent Trustees, has selected Cohen & Company, Ltd. (“Cohen”) or Tait, Weller & Baker LLP (“Tait Weller”) as the independent registered public accounting firm to audit and certify the financial statements of the Funds. The list of Funds audited by Cohen and Tait Weller are as follows:

Cohen Audited Funds (“Cohen Funds”)
Clifford Capital Focused Small Cap Value Fund	Vest Bitcoin Strategy Managed Volatility Fund
Clifford Capital International Value Fund	Vest S&P 500 Dividend Aristocrats Target Income Fund
Clifford Capital Partners Fund	Vest US Large Cap 10% Buffer Strategies Fund
Curasset Capital Management Core Bond Fund	Vest US Large Cap 20% Buffer Strategies Fund
Curasset Capital Management Limited Term Income Fund	Vest US Large Cap 10% Buffer Strategies VI Fund
Philotimo Focused Growth and Income Fund	Vest US Large Cap 20% Buffer Strategies VI Fund
Union Street Partners Value Fund

Tait Weller Audited Funds (“Tait Weller Funds”)
Applied Finance Dividend Fund	OTG Latin America Fund
Applied Finance Explorer Fund	Perkins Discovery Fund
Applied Finance Select Fund	Rule One Fund
LDR Real Estate Value-Opportunity Fund

Pursuant to the 1940 Act, the Funds’ shareholders are not being asked at this time to ratify the selection of Cohen or Tait Weller. Representatives of Cohen or Tait Weller will not be present at the Special Meeting.

Audit Fees. The aggregate fees billed to the Trust by the independent registered public accounting firm indicated below with respect to the Funds for the last two fiscal years are as follows. Note that the former auditor, BBD, LLP performed audit services and certain tax services for the Curasset Capital Management Core Bond Fund and the Curasset Capital Management Limited Term Income Fund for the fiscal year ended September 30, 2022:

Cohen Audited Funds
	March 31, 2024	March 31, 2023
Philotimo Focused Growth and Income Fund	$15,000	$12,000
	September 30, 2023	September 30, 2022
Clifford Capital Focused Small Cap Value Fund, Clifford Capital International Value Fund, and Clifford Capital Partners Fund	$50,050	$45,500
Curasset Capital Management Core Bond Fund and Curasset Capital Management Limited Term Income Fund	$32,600	$31,000
Union Street Partners Value Fund	$15,950	$14,500
	October 31, 2023	October 31, 2022
Vest Bitcoin Strategy Managed Volatility Fund, Vest S&P 500 Dividend Aristocrats Target Income Fund, Vest US Large Cap 10% Buffer Strategies Fund, and Vest US Large Cap 20% Buffer Strategies Fund	$67,375	$61,250
	December 31, 2023	December 31, 2022
Vest US Large Cap 10% Buffer Strategies VI Fund and Vest US Large Cap 20% Buffer Strategies VI Fund	$26,400	$24,000

Tait Weller Audited Funds
	March 31, 2024	March 31, 2023
OTG Latin America Fund	$15,900	$15,450
Perkins Discovery Fund	$15,900	$15,450
	April 30, 2024	April 30, 2023
Applied Finance Dividend Fund, Applied Finance Explorer Fund, and Applied Finance Select Fund	$57,000	$54,000
	December 31, 2023	December 31, 2022
LDR Real Estate Value-Opportunity Fund	$17,150	$16,750
Rule One Fund	$16,000	$15,650

Audit-Related Fees. The aggregate fees billed to the Trust by the independent registered public accounting firm indicated below with respect to the Funds for the last two fiscal years are as follows:

Cohen Audited Funds
	March 31, 2024	March 31, 2023
Philotimo Focused Growth and Income Fund	$0	$35,000
	September 30, 2023	September 30, 2022
Clifford Capital Focused Small Cap Value Fund, Clifford Capital International Value Fund, and Clifford Capital Partners Fund	$0	$0
Curasset Capital Management Core Bond Fund and Curasset Capital Management Limited Term Income Fund	$0	$0
Union Street Partners Value Fund	$0	$0
	October 31, 2023	October 31, 2022
Vest Bitcoin Strategy Managed Volatility Fund, Vest S&P 500 Dividend Aristocrats Target Income Fund, Vest US Large Cap 10% Buffer Strategies Fund, and Vest US Large Cap 20% Buffer Strategies Fund	$0	$0
	December 31, 2023	December 31, 2022
Vest US Large Cap 10% Buffer Strategies VI Fund and Vest US Large Cap 20% Buffer Strategies VI Fund	$0	$0

Tait Weller Audited Funds
	March 31, 2024	March 31, 2023
OTG Latin America Fund	$0	$0
Perkins Discovery Fund	$0	$0
	April 30, 2024	April 30, 2023
Applied Finance Dividend Fund, Applied Finance Explorer Fund, and Applied Finance Select Fund	$0	$0
	December 31, 2023	December 31, 2022
LDR Real Estate Value-Opportunity Fund	$0	$0
Rule One Fund	$0	$0

Tax Fees. The aggregate fees billed to the Trust by the independent registered public accounting firm indicated below with respect to the Funds for the last two fiscal years for their professional tax services are as follows:

Cohen Audited Funds
	March 31, 2024	March 31, 2023
Philotimo Focused Growth and Income Fund	$3,500	$3,000
	September 30, 2023	September 30, 2022
Clifford Capital Focused Small Cap Value Fund, Clifford Capital International Value Fund, and Clifford Capital Partners Fund	$10,450	$9,500
Curasset Capital Management Core Bond Fund and Curasset Capital Management Limited Term Income Fund	$6,400	$6,000
Union Street Partners Value Fund	$3,300	$3,000
	October 31, 2023	October 31, 2022
Vest Bitcoin Strategy Managed Volatility Fund, Vest S&P 500 Dividend Aristocrats Target Income Fund, Vest US Large Cap 10% Buffer Strategies Fund, and Vest US Large Cap 20% Buffer Strategies Fund	$22,000	$20,000
	December 31, 2023	December 31, 2022
Vest US Large Cap 10% Buffer Strategies VI Fund and Vest US Large Cap 20% Buffer Strategies VI Fund	$6,600	$6,000

Tait Weller Audited Funds
	March 31, 2024	March 31, 2023
OTG Latin America Fund	$2,700	$2,600
Perkins Discovery Fund	$2,700	$2,600
	April 30, 2024	April 30, 2023
Applied Finance Dividend Fund, Applied Finance Explorer Fund, and Applied Finance Select Fund	$8,550	$8,250
	December 31, 2023	December 31, 2022
LDR Real Estate Value-Opportunity Fund	$4,650	$4,500
Rule One Fund	$3,400	$3,250

For each of the Fund’s two most recently completed fiscal years, no fees were billed by Cohen or Tait Weller to the respective Funds that would be disclosed under the caption “All Other Fees.” except with respect to the LDR Real Estate Value-Opportunity Fund, the OTG Latin America Fund, the Perkins Discovery Fund and the Rule One Fund, for which Tait Weller billed fees for each of the last two fiscal years in the amount of $1,000 each year with respect to each such Fund.

Pre-Approval Policies of the Audit Committee. The Audit Committee Charter requires the Audit Committee to be responsible for appointing or replacing the independent auditors, subject, if applicable, to shareholder ratification; and compensating and overseeing the work of the independent auditors (including the resolution of disagreements between management and the independent auditor regarding financial reporting), who shall report directly to the Audit Committee, for the purpose of preparing or issuing an audit report or related work. The Audit Committee is also responsible for approving, prior to appointment, the engagement of the auditor to provide other audit services to the Trust or to provide non-audit services to the Trust, the advisers or any entity controlling, controlled by, or under common control with an adviser that provides ongoing services to the Trust, if the engagement relates directly to the operations and financial reporting of the Trust. The Chairman of the Audit Committee shall be authorized to give such pre-approvals on behalf of the Audit Committee.

During the audit of each Fund’s financial statements for their respective most recent fiscal year ends, the percentage of hours expended on the principal accountant’s engagement that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0% (zero percent).

Each of Cohen and Tait Weller performed no services for the Trust’s investment advisers or any entity controlling, controlled by, or under common control with the investment advisers that provides ongoing services to the Trust during each Fund’s last two fiscal years.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE SPECIAL MEETING. A SELF-ADDRESSED, POSTAGE PREPAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

EXHIBIT A – Audit Committee Charter

World Funds Trust

AUDIT COMMITTEE CHARTER

A.	Committee Membership

There shall be a committee of the Board of Trustees of the World Funds Trust, (the “Trust”) to be known as the Audit Committee. Audit Committee members shall be independent of the Trust and free of any relationship that, in the opinion of the Independent Trustees, would interfere with their exercise of independent judgment as a committee member.

The chairman of the Trust shall appoint one or more Independent Trustee member(s) to serve as the Chairman of the Committee (collectively, the “Chairman”) until such time that he or she resigns such position, is no longer a member of the Committee or is removed by a majority vote of the Board. The chairman of the Trust shall promptly appoint an Independent Trustee to fill a vacancy in the position of the Chairman.

The Chairman will select additional Independent Trustees to serve on the Committee. The members of the Committee will serve at the pleasure of the chairman, who may periodically recommend changes in the composition of the members of the Committee.

The Board shall annually determine whether any Audit Committee member is an “audit committee financial expert.”

B.	Objectives of the Committee and Statement of Policy

The Audit Committee shall (1) oversee the accounting and reporting policies and practices of the Trust, (2) oversee the quality and integrity of the financial statements of the Trust, (3) approve, prior to appointment, the engagement of the Trust’ independent auditors, and (4) review and evaluate the independent auditors’ qualifications, independence and performance. In so doing, the Audit Committee shall seek to maintain free and open means of communication among the Trustees, the independent auditors and the management of the Trust’s adviser(s) (the “Adviser”). The Audit Committee shall meet periodically with management of the Adviser and the Trust’s independent auditors, in separate executive sessions. The independent auditors for the Trust shall report directly to the Audit Committee.1

Although the Audit Committee shall have the authority and responsibilities set forth in this Charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Trust’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations or to ensure compliance with laws and regulations. In discharging its duties, the Audit Committee may rely on the independent auditor, the Trust’s chief financial officer or compliance officer, or any legal or accounting consultant it retains to advise it.

1       The members of the Committee shall not be subject to greater fiduciary obligations and shall not be subject to a higher standard of care than the other members of the Board because of their work for the Committee.

C.	Committee Responsibilities

Fund management has the primary responsibility to establish and maintain systems for accounting, reporting and internal control.

The independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. The independent auditors are ultimately accountable to the Board and Audit Committee. It is the direct responsibility of the Audit Committee to select, retain, evaluate and replace the independent auditors and to determine their compensation.

In carrying out its responsibilities the Audit Committee believes its policies and procedures should remain flexible, in order to react to changing conditions and requirements applicable to the Trust.

The Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to one or more members or a subcommittee. Any decision of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

The Audit Committee is responsible for the following:

Fund Financial Statements:

1.	Requiring the independent auditors to deliver to the Chairman of the Audit Committee a timely report on any issues relating to the significant accounting policies, management judgments and accounting estimates or other matters that would need to be communicated under Statement on Auditing Standards (SAS) No. 90, Audit Committee Communications (which amended SAS No. 61, Communication with Audit Committees), that arise during the auditors’ review of the Trust’s financial statements, which information the Chairman shall further communicate to the other members of the Audit Committee, as deemed necessary or appropriate in the Chairman’s judgment.

2.	Discussing with management the Trust’s press releases regarding dividends, as well as financial information and guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The Chairman of the Audit Committee shall be authorized to have these discussions with management on behalf of the Audit Committee.

3.	Discussing with management and the independent auditors significant financial reporting issues and judgments made in connection with the preparation of the Trust’s financial statements, including any significant changes in the Trust’s selection or application of accounting principles and any major issues as to the adequacy of the Trust’s internal controls and any special audit steps adopted in light of control deficiencies.

4.	Discussing with management and the independent auditors the effect of regulatory and accounting initiatives on the Trust’s financial statements.

5.	Reviewing and discussing any reports from the independent auditors regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative treatments and disclosures, and the treatment preferred by the independent auditors; and (c) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

6.	Discussing with management the Trust’s major financial risk exposures and the steps management has taken to monitor and control these exposures, including the Trust’s risk assessment and risk management policies.

7.	Reviewing disclosures made to the Audit Committee by the Trust’s principal executive officer and principal financial officer during their certification process for the Trust’s periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Trust’s internal controls.

With respect to the independent auditors:

1.	Having the sole authority to appoint or replace the independent auditors, subject, if applicable, to shareholder ratification; and compensating and overseeing the work of the independent auditor (including the resolution of disagreements between management and the independent auditor regarding financial reporting), who shall report directly to the Audit Committee, for the purpose of preparing or issuing an audit report or related work.

2.	Meeting with the independent auditors and Fund management to review the scope, fees, audit plans and staffing for the audit, for the current year and to approve the fees. At the conclusion of the audit, reviewing such audit results, including the independent auditors’ evaluation of the Trust’s financial and internal controls, any comments or recommendations of the independent auditors, any audit problems or difficulties and management’s response, any significant changes required from the originally planned audit programs and any adjustments to such statements recommended by the auditors.

3.	Approving, prior to appointment, the engagement of the auditor to provide other audit services to the Trust or to provide non-audit services to the Trust, the Adviser or any entity controlling, controlled by, or under common control with the Adviser (“Adviser affiliate”) that provides ongoing services to the Trust, if the engagement relates directly to the operations and financial reporting of the Trust. The Chairman of the Audit Committee shall be authorized to give such pre-approvals on behalf of the Audit Committee.

Developing appropriate policies and procedures for the pre-approval of the engagement of the Trust’s auditors to provide any of the services described above.

Considering whether the non-audit services the Trust’s auditors provides to the Adviser or any Adviser affiliate that provides ongoing services to the Trust, to the extent not pre-approved, are compatible with maintaining the auditors’ independence.

Considering the controls the auditors use and any measures management takes to assure that all items requiring the Audit Committee’s preapproval are identified and referred to the Audit Committee in a timely manner.

4.	Obtaining and reviewing a report from the independent auditors at least annually (including a formal written statement delineating all relationships between the auditors and the Trust) regarding (a) the independent auditor’s internal quality- control procedures; (b) any material issues raised by the most recent internal quality- control review, or peer review, or inspection report of the audit firm, or by an inquiry or investigation by governmental or professional authorities, including but not limited to the Public Company Accounting Oversight Board (“PCAOB”), within the preceding five years, respecting one or more independent audits carried out by the audit firm; (c) any steps taken to deal with any such issues; and (d) all relationships between the independent auditor and the Trust and their affiliates; and evaluating the qualifications, performance and independence of the independent auditor, including their membership in the SEC practice section of the AICPA and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of management, and discussing such reports with the independent auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

5.	Reviewing any reports from the independent auditors mandated by Section 10A(b) of the Securities Exchange Act of 1934 regarding any illegal act detected by the independent auditor (whether or not perceived to have a material effect on the Trust’s financial statements) and obtaining from the independent auditors any information about illegal acts in accordance with Section 10A(b).

6.	Ensuring the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further considering the rotation of the independent auditor firm itself.

7.	Recommending to the Board of Trustees policies for the Trust’s or the Adviser’s hiring of employees or former employees of the independent auditor who participated in the audit of the Trust.

Other responsibilities:

1.	Reviewing with the Trust’s and the Adviser’s counsel legal matters that may have a material impact on the Trust’s financial statements.

2.	Receiving and reviewing periodic or special reports issued on exposure/controls, irregularities and control failures related to the Trust.

3.	Reviewing with the independent auditors and with Fund management the adequacy and effectiveness of the accounting and financial controls of the Trust, and elicit any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose payments, transactions or procedures that might be deemed illegal or otherwise improper.

4.	Discussing with management and the independent auditor any correspondence with regulators or governmental agencies that raises material issues regarding the Trust’s financial statements or accounting policies.

5.	Reporting to the Board on the results of the activities of the Audit Committee.

6.	Performing any special reviews, investigations or oversight responsibilities requested by the Board.

7.	Reviewing any report required by the rules of the SEC to be included in a proxy statement for a fund (i.e., concise statement of Audit Committee’s functions, names of Audit Committee members, and number of meetings held in the last year).

D.	Other Powers and Responsibilities

1.	The Audit Committee shall meet on a regular basis and at least four times annually and may hold special meetings as needed. The Chairman or a majority of the members shall be authorized to call a meeting of the Audit Committee and send notices thereof.

2.	The Audit Committee ordinarily shall meet in person, but members may attend telephonically, and the Audit Committee may act by written consent to the extent permitted by law and the Trust’s bylaws.

3.	The Audit Committee shall have the authority to meet privately and to invite non- members to attend its meetings.

4.	The Audit Committee shall meet regularly, in separate executive sessions, with representatives of Fund management and the Trust’s independent auditors. The Audit Committee may also request to meet with internal legal counsel and compliance personnel of the Trust’s Adviser and with entities that provide significant accounting or administrative services to the Trust to discuss matters relating to the Trust’s accounting and compliance as well as other Fund-related matters. The Audit Committee may also request any officer or employee of the Trust’s adviser or the Trust’s independent auditors or outside counsel to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Trust’s independent auditors shall have unrestricted access at any time to Audit Committee members.

5.	The Audit Committee shall prepare and keep minutes of its meetings and document decisions made outside of its meetings by delegated authority.

6.	A majority of the members of the Audit Committee shall constitute a quorum for the transaction of business at any meeting of the Audit Committee. The action of a majority of members of the Audit Committee present at a meeting at which a quorum is present shall be the action of the Audit Committee.

7.	The Audit Committee shall have the authority and resources in its discretion to retain special legal, accounting or other consultants to advise the Audit Committee.

8.	The Board shall adopt this charter and may amend it upon its own motion. The Audit Committee shall review this Charter at least annually and recommend to the Board any changes the Audit Committee deems appropriate.

Dated: August 2, 2013

EXHIBIT B – Governance and Nominating Committee Charter

Governance and Nominating Committee Charter

World Funds Trust

Nominating and Corporate Governance Committee Membership

1.	The Nominating and Corporate Governance Committee of World Funds Trust (the “Trust”) shall be composed entirely of Independent Trustees.

Board Nominations and Functions

1.	The Committee shall make nominations for Trustee membership on the Board of Trustees, including the Independent Trustees. The Committee shall evaluate candidates’ qualifications for Board membership and their independence from the investment advisers to the Trust’s series portfolios and the Trust’s other principal service providers. Persons selected as Independent Trustees must not be an “interested person” as that term is defined in the Investment Company Act of 1940, nor shall an Independent Trustee have any affiliations or associations that shall preclude them from voting as an Independent Trustee on matters involving approvals and continuations of Rule 12b-1 Plans, Investment Advisory Agreements and such other standards as the Committee shall deem appropriate. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with managers or service providers. See Appendix A for Procedures with Respect to Nominees to the Board.

2.	The Committee shall periodically review Board governance procedures and shall recommend any appropriate changes to the full Board of Trustees.

3.	The Committee shall periodically review the composition of the Board of Trustees to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

4.	The Committee shall periodically review trustee compensation and shall recommend any appropriate changes to the Independent Trustees as a group.

Committee Nominations and Functions

1.	The Committee shall make nominations for membership on all committees and shall review committee assignments at least annually.

2.	The Committee shall review, as necessary, the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

Other Powers and Responsibilities

1.	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Trust.

2.	The Committee shall review this Charter at least annually and recommend any changes to the full Board of Trustees.

Adopted: August 2, 2013

APPENDIX A TO THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

WORLD FUNDS TRUST

PROCEDURES WITH RESPECT TO NOMINEES TO THE BOARD

I.	Identification of Candidates. When a vacancy on the Board of Trustees exists or is anticipated, and such vacancy is to be filled by an Independent Trustee, the Nominating and Corporate Governance Committee shall identify candidates by obtaining referrals from such sources as it may deem appropriate, which may include current Trustees, management of the Trust, counsel and other advisors to the Trustees, and shareholders of the Trust who submit recommendations in accordance with these procedures. In no event shall the Nominating and Corporate Governance Committee consider as a candidate to fill any such vacancy an individual recommended by any investment adviser of any series portfolio of the Trust, unless the Nominating and Corporate Governance Committee has invited management to make such a recommendation.

II.	Shareholder Candidates. The Nominating and Corporate Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder if such recommendation contains: (i) sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner as determined by the Nominating and Corporate Governance Committee in its discretion. Shareholders shall be directed to address any such recommendations in writing to the attention of the Nominating and Corporate Governance Committee, c/o the Secretary of the Trust. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

III.	Evaluation of Candidates. In evaluating a candidate for a position on the Board of Trustees, including any candidate recommended by shareholders of the Trust, the Nominating and Corporate Governance Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of public companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the candidate’s ability to qualify as an Independent Trustee and any other actual or potential conflicts of interest involving the candidate and the Trust; and (viii) such other factors as the Nominating and Corporate Governance Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Nominating and Corporate Governance Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

EXHIBIT C

OUTSTANDING SHARES AND SHARE OWNERSHIP

The following table shows, as of the Record Date, the number of shares outstanding and entitled to vote for each Fund.

Fund	Shares Outstanding
Applied Finance Dividend Fund	2,494,239
Applied Finance Explorer Fund	33,596,500
Applied Finance Select Fund	24,929,093
Clifford Capital Focused Small Cap	667,492
Clifford Capital International Value Fund	465,226
Clifford Capital Partners Fund	6,406,102
Curasset Capital Management Core Bond Fund	26,943,917
Curasset Capital Management Limited Term Income Fund	27,502,175
LDR Real Estate Value-Opportunity Fund	1,726,274
OTG Latin America Fund - A Shares	2,025,636
Perkins Discovery Fund - Investor Shares	163,529
Philotimo Focused Growth & Income Fund - Advisor Shares	10,184,159
Rule One Fund	15,026,350
Union Street Partners Value Fund	2,566,443
VEST Bitcoin Strategy Managed Volatility Fund	270,886
VEST S&P 500 Dividend Aristocrats Target Income Fund	5,196,461
VEST US Large Cap 10% Buffer Strategies Fund	21,481,490
VEST US Large Cap 20% Buffer Strategies Fund	14,115,911
VEST U.S. Large Cap 10% Buffer Strategies VI	156,773
VEST U.S. Large Cap 20% Buffer Strategies VI	27,732

The table below sets forth the names, addresses and percentage ownership of those shareholders known by the Trust to own beneficially or of record 5% or more of the outstanding shares of a class of each Fund of the Trust as of the Record Date. As a group, the Trustees and Officers of the Trust owned less than 1% of the outstanding shares of the Funds as of the Record Date, July 1, 2024.

Names and Addresses	Percent of Class
OTG Latin America Fund
Grupo Real SA Calle Ayacucho 277 Banco Mercantil Santa Cruz La Paz, Bolivia	67.03%
Grupo Real SA Tower Financial Center, 16th Floor 50th St. and Elvira Mendez Panama City, Panama	32.81%
Perkins Discovery Fund
Charles Schwab & Co., Inc. Special Custody A/C FBO Members Attn: Mutual Funds Dept. 211 Main St. San Francisco, CA 94105	17.02%
Erik G. Peterson 4614 Ivanhoe St Houston, TX 77027	6.57%
Philotimo Focused Growth & Income Fund
Charles Schwab & Co., Inc. Special Custody A/C FBO Members Attn: Mutual Funds Dept. 211 Main St. San Francisco, CA 94105	100%
Applied Finance Dividend Income Fund Institutional Class
Schwab 101 Montgomery Street San Francisco, CA 94104	17.24%
Matrix Trust Company As Agent For Advisor Trust Inc. 717 17th St, Ste 1300 Denver, CO 80202	5.13%
Applied Finance Dividend Income Fund Investor Class
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	6.91%
Schwab 101 Montgomery Street San Francisco, CA 94104	56.54%
Applied Finance Explorer Fund Institutional Class
Schwab 101 Montgomery Street San Francisco, CA 94104	24.46%
Reliance Trust Co FBO Fiduciary Trust C/R PO Box 78446 Atlanta, GA 30357	8.44%

Applied Finance Explorer Fund Investor Class
Schwab 101 Montgomery Street San Francisco, CA 94104	47.00%
Minnesota Life Insurance Co. 400 Robert Street North Saint Paul, MN 55101	6.54%
Applied Finance Select Fund Institutional Class
Schwab 101 Montgomery Street San Francisco, CA 94104	31.9%
UBS Financial Services Inc. FBO Omni Acct M/F Attn: Dept Mgr 1000 Harber Blvd Weehawken, NJ 07086	8.48%
The Fulton Company c/o Fulton Financial Advisors PO Box 3215 Lancaster, PA 17604	10.56%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	15.46%
Applied Finance Select Fund Investor Class
Schwab 101 Montgomery Street San Francisco, CA 94104	71.36%
Vest US Large Cap 10% Buffer Fund A Class
LPL Financial FBO Customer Accounts PO Box 509046 San Diego, CA 92150-9046	88.42%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	11.54%
Vest US Large Cap 10% Buffer Fund C Class
LPL Financial FBO Customer Accounts PO Box 509046 San Diego, CA 92150-9046	99.14%

Vest US Large Cap 10% Buffer Fund Institutional Class
LPL Financial FBO Customer Accounts PO Box 509046 San Diego, CA 92150-9046	76.62%
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105	7.84%
Vest US Large Cap 10% Buffer Fund Investor Class
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105	93.36%
Vest US Large Cap 10% Buffer Fund Y Class
NFS LLC FEBO Fidelity Mgt TR C/O TTEE Fidelity Retirement Savings Plan 1322 Cross Valley Dr Sugarland, TX 77479	28.09%
Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105	67.01%
Vest US Large Cap 20% Buffer Fund A Class
LPL Financial FBO Customer Accounts PO Box 509046 San Diego, CA 92150-9046	92.98%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 073999	6.74%
Vest US Large Cap 20% Buffer Fund C Class
LPL Financial FBO: Customer Accounts P. O. Box 509046 San Diego, CA 92150-9046	99.94%

Vest US Large Cap 20% Buffer Fund Institutional Class
LPL Financial FBO Customer Accounts PO Box 509046 San Diego, CA 92150-9046	57.14%
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105	29.44%
Vest US Large Cap 20% Buffer Fund Investor Class
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105	63.74%
Vest US Large Cap 20% Buffer Fund Class Y
NFS LLC 1322 Cross Valley Dr Sugarland, TX 77479	99.39%
Vest S&P 500 Dividend Aristocrat Target Income Fund A Class
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	94.53%
Vest S&P 500 Dividend Aristocrat Target Income Fund C Class
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	20.42%
Wedbush Securities Margarete Hulett 1000 Wilshire Blvd. Los Angeles, CA 90017	5.43%
Wedbush Securities Richard Hulett 1000 Wilshire Blvd. Los Angeles, CA 90017	6.25%
Wedbush Securities Eric Bloom 1000 Wilshire Blvd. Los Angeles, CA 90017	12.09%
Wedbush Securities John Brown 1000 Wilshire Blvd. Los Angeles, CA 90017	9.12%
Wedbush Securities 1000 Wilshire Blvd. Los Angeles, CA 90017	5.30%

Vest S&P 500 Dividend Aristocrat Target Income Fund Institutional Class
LPL Financial FBO Customer Accounts PO Box 509046 San Diego, CA 92150-9046	27.33%
Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105	57.29%
Vest S&P 500 Dividend Aristocrat Target Income Fund Investor Class
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105	50.20%
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	5.48%
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	5.84%
Vest S&P 500 Dividend Aristocrat Target Income Fund Y Class
NFS LLC FEBO Fidelity Management Trust Co. TTEE Fidelity Retirement Saving Place 1322 Cross Valley Drive Sugarland, TX 77479	98.65%
Vest Bitcoin Target Volatility Fund Institutional Class
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105	11.15%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	12.13%
National Financial Services, LLC 499 Washington Blvd. Jersey City, NJ 07310	5.57%
National Financial Services, LLC 499 Washington Blvd. Jersey City, NJ 07310	9.63%
National Financial Services, LLC 499 Washington Blvd. Jersey City, NJ 07310	17.99%
National Financial Services, LLC 499 Washington Blvd. Jersey City, NJ 07310	5.84%

Bitcoin Target Volatility Fund Investor Class
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105	25.87%
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	5.30%
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	6.26%
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	5.95%
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	6.65%
Vest Bitcoin Target Volatility Fund Y Class
Cboe VEST Group Inc. 8350 Broad St. Suite 240 McLean, Virginia 22102-5515	76.04%
Interactive Brokers LLC 2 Pickwick Plaza Greenwich, CT 06830	23.58%
Vest US Large Cap 10% Buffer VI Fund Y Class
Cboe VEST Group Inc. 8350 Broad St. Suite 240 McLean, Virginia 22102-5515	17.83%
Lombard International Life Insurance Co. 1 Liberty Place Philadelphia, PA 19103	23.58%
Vest US Large Cap 10% Buffer VI Fund Institutional Class
Cboe VEST Group Inc. 8350 Broad St. Suite 240 McLean, Virginia 22102-5515	9.65%
Massachusetts Mutual Life Insurance 1295 State Street, MIP M200-INVST Springfield, MA 01111	90.35%

Vest US Large Cap 20% Buffer VI Fund Y Class
Cboe VEST Group Inc. 8350 Broad St. Suite 240 McLean, Virginia 22102-5515	94.49%
One America 200 N Illinois St Indianapolis, IN 46206	5.51%
Vest US Large Cap 20% Buffer VI Fund Institutional Class
Cboe VEST Group Inc. 8350 Broad St. Suite 240 McLean, Virginia 22102-5515	99.96%
Clifford Capital Partners Fund Investor Class
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	19.36%
Shelly F. & Joyce K. Greenhaus JTWROS 15 Hallock Place Armonk, NY 10504	41.37%
Minnesota Life Insurance Company 400 Robert Street North Saint Paul, MN 55101	11.55%
Clifford Capital Partners Fund Super Institutional Class
UMB C/F R. P. Batchelor Roth IRA 1279 E. Cedar Mountain Circle Alpine, UT 84004	42.73%
Matthew S. Davis & Maren I. Maxfield JT TEN 4375 West Redwood Circle Pleasant Grove, UT 84062	57.27%
Clifford Capital Partners Fund Institutional Class
Charles Schwab & Co., Inc. Attn: Mutual Funds 211 Main Street San Francisco, CA 94105	61.54%
Equitable Trust Company 4400 Harding Pike, Suite 310 Nashville, TN 37205	13.77%
833 East & Co LLC 833 East Michigan Street Suite 1800 Milwaukee, WI 53202	7.15%

Clifford Capital Focused Small Cap Value Fund Investor Class
UMB C/F R. P. Batchelor Roth IRA 1279 E. Cedar Mountain Circle Alpine, UT 84004	11.85%
UMB C.F Margaret Aileen Pierson Roth IRA 3287 Millcreek Road Pleasant Grove, UT 84062	28.66%
Rebecca McDonald Borg Roth IRA 832 Prairie Ave. Downers Grove, Il 60515	37.08%
Marin N Bryce 460 S. 1000 E. Orem, UT 84097	22.41%
Clifford Capital Focused Small Cap Value Fund Super Institutional Class
UMB C/F David W. Passey IRA Roth 4096 N. 400 W. Lehi, UT 84043	100%
Clifford Capital Focused Small Cap Value Fund Institutional Class
Charles Schwab & Co., Inc. Attn: Mutual Funds 211 Main Street San Francisco, CA 94105	19.66%
J.P. Morgan Securities LLC FBO 583-30030-14 4 Chase Metrotech Center Brooklyn, NY 11245	62.33%
J.P. Morgan Securities LLC FBO 58338186-19 4 Chase Metrotech Center Brooklyn, NY 11245	12.70%
Clifford Capital International Value Fund Investor Class
UMB C/F R. P. Batchelor Roth IRA 1279 E. Cedar Mountain Circle Alpine, UT 84004	99.94%

Clifford Capital International Value Fund Super Institutional Class
Mary E. Weiss 664 Osceola Ave #303 Winter Park, FL 32789	51.68%
Mary E Weiss, TTEE Braden Descendants Trust UA DTD 12/20/2008 664 Osceola Ave #303 Winter Park, FL 32789	23.44%
Mary E Weiss, TTEE Kim Descendants Trust UA DTD (12/20/2008) 664 Osceola Ave #303 Winter Park, FL 32789	23.44%
Clifford Capital International Value Fund Institutional Class
Charles Schwab & Co., Inc. Attn: Mutual Funds 211 Main Street San Francisco, CA 94105	88.54%
Union Street Partners Value Fund Class A
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	98.67%
Union Street Partners Value Fund Class C
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	99.91%
Union Street Partners Value Fund Advisor Class
Charles Schwab & Co., Inc. Attn: Mutual Funds 211 Main Street San Francisco, CA 94105	23.90%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	63.85%
Curasset Capital Management Core Bond Fund Founders Class
Maril & Co FBO 27 C/O Reliance Trust CO WI 4900 W. Brown Deer Rd Milwaukee, WI 53233	97.19%
Curasset Capital Management Limited Term Income Fund Founders Class
Maril & Co FBO 27 C/O Reliance Trust CO WI 4900 W. Brown Deer Rd Milwaukee, WI 53233	96.41%
Plauche JT TEN 1090 Donnell Rd Broussard, LA 70518	96.41%

LDR Real Estate Value-Opportunity Fund Institutional Class
National Financial Services LLC FBO Our Customers Attn: Mutual Funds 5th Floor 200 Liberty Street One World Financial Center New York, NY 10281	19.55%
Thomas Beach 2015 Revocable Trust 25 Fourth Ave South Naples, FL 34102	10.56%
Charles Schwab & Co. Inc. Special Custody Account FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104	27.65%
J Whitaker 2813 Windor Dr Marietta, GA 30066	5.66%
Lehmann Investments LP 16303 Sterling Gate Ct Spring, TX 77379	7.26%
SEI Private Trust Co C/O Regions Bank 1 Freedom Valley Dr. Oaks, PA 19456	6.32%
LDR Real Estate Value Opportunity Fund Platform Class
Charles Schwab & Co., Inc. Attn: Mutual Funds 211 Main Street San Francisco, CA 94105	31.48%

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

VOTER PROFILE:
Voter ID: XXXXXXXX	Security ID: XXXXXXXX
Shares to Vote: XXXXXXXX	Household ID: XXXXXXXXXX
please call the phone number to the right for more information VOTER CONTROL NUMBER: XXXX XXXX XXXX VOTE REGISTERED TO: NAME ADDRESS CITY, STATE, ZIP CODE

PROXY CARD

MEETING AGENDA on Reverse Side

BY INTERNET:

Go to the website below and enter your VOTER CONTROL NUMBER or simply scan the QR with a Smart Phone

vote.proxyonline.com

BY PHONE:

Call (888) 227-9349 to reach an automated touch-tone voting line or call the number below to speak with a live representative.

(800) 398-1247

BY MAIL:

Complete the reverse side and return in the postage-paid envelope provided.

USPS Postage-Paid Envelope

World Funds Trust

[FUND NAME HERE]

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON THURSDAY, AUGUST 15, 2024

The undersigned, revoking all Proxies heretofore given, hereby appoints each of Karen Shupe and Ann MacDonald as Proxy of the undersigned, to vote on behalf of the undersigned all shares of World Funds Trust (the “Trust”), that the undersigned is entitled to vote at the Special Meeting of Shareholders, to be held on August 15, 2024 at 11:00 a.m. Eastern Time, at the offices of Commonwealth Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 and at any adjournments or postponements thereof, as fully as the undersigned would be entitled to vote if personally present.

Please see the Proxy Statement or call (800) 398-1247 for information on how to obtain directions to be able to attend and vote at the Special Meeting.

The Notice of Special Meeting of Shareholders Proxy Statement and Form(s) of Proxy Card are available at: vote.proxyonline.com/worldfundstrust/docs/2024special.pdf

Questions? If you have any questions about how to vote your proxy or about the Special Meeting, please call toll-free (800) 398-1247. Representatives are available to assist you Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Mail ID	CUSIP

[FUND NAME HERE]	PROXY CARD

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY, If joint owners, BOTH must sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DA TE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES.

The votes entitled to be cast by the undersigned will be cast according to instructions given below with respect to the Proposal. If this Proxy Ballot is executed but no instructions are given, the undersigned acknowledges that the votes entitled to be cast by the undersigned will be cast by the proxies, or any of them, “FOR” the Nominees at the Special Meeting, and at any and all adjournments and postponements thereof. Additionally, the votes entitled to be cast by the undersigned will be cast at the discretion of the proxy holder on any other matter that may properly come before the Special Meeting, and at any and all adjournments and postponements thereof.

TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK. Example: ●

PROPOSAL:	FOR ALL	WITH HOLD ALL	FOR ALL EXCEPT*
1. To elect Three Trustees to the Board of Trustees of the Trust, as follows:	O	O	O
1.)	David J. Urban
2.)	Mary Lou H. Ivey
3.)	Laura V. Morrison

*To withhold authority to vote for one or more specific nominees, check the “FOR ALL EXCEPT” box and write the name(s) or number(s) of those nominee(s) you wish to withhold below:

2.	To transact such other business that may come as may properly come before the Special Meeting, or any adjournments or postponements thereof.

MAIL ID:	BAR CODE	CUSIP